Events after the reporting period	12 Months Ended
Dec. 31, 2020
Events after the reporting period
Events after the reporting period

35   Events after the reporting period

(a)   Prepaid Export Credit Note

On January 22, 2021, the Company prepaid the outstanding principal and accrued interest of an Export Credit Note in Brazil in the amount of BRL 250,000 thousand and BRL 12,905 thousand of accrued interest (approximately USD 51,105).

(b)   Dividends distribution

On February 11, 2021, the Company's Board of Directors approved, subject to ratification by the Company's shareholders at the 2022 annual shareholders' meeting in accordance with Luxembourg laws, a cash dividend distribution to the Company's shareholders of record on March 12, 2021 of approximately USD 35,000 to be paid on March 26, 2021.

*.*.*